Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                     /s/Julian Sluyters
                                                    Julian Sluyters
                                                    Chief Executive Officer
                                                    Government Securities
                                                    Portfolio, Money Market
                                                    Portfolio, Tax-Exempt
                                                    Portfolio, a series of Cash
                                                    Equivalent Fund

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                   /s/Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Government Securities
                                                  Portfolio, Money Market
                                                  Portfolio, Tax-Exempt
                                                  Portfolio, a series of Cash
                                                  Equivalent Fund